Exhibit 10.32
Stock Award Form – Non-Employee Directors

Heritage Insurance Holdings, Inc.
Stock Award Agreement
This Stock Award Agreement (the “Agreement”) is entered into as of , (the “Award Date”) between Heritage Insurance Holdings, Inc. (the “Company”) and [______] (the “Participant”). Any term capitalized but not defined in the Agreement shall have the meaning set forth in the 2023 Heritage Insurance Holdings, Inc. Omnibus Incentive Plan, as amended through June 10, 2025, and as may further be amended from time to time (the “Plan”).
The Plan provides that the Administrator may grant stock awards to employees, directors, and independent contractors of the Company or its Affiliates. In the Administrator’s exercise of discretion under the Plan and in accordance with the Company’s non-employee director compensation policy, the Administrator has determined that the Participant should receive a stock award under the Plan and, accordingly, the Company and the Participant hereby agree as follows:
1.Grant. Participant is hereby issued [______] shares of Stock (“Award Shares”).
2.Stock Certificates. The Company may, but shall not be required to, issue certificates for the Award Shares in the Participant’s name.
3.Rights as Stockholder. On and after the Award Date, the Participant may exercise full voting rights with respect to the Award Shares and the Participant will be entitled to receive dividends on Award Shares if dividends are payable on Stock to stockholders of record after the Award Date.
4.No Vesting Requirement. The Award Shares are fully vested and non-forfeitable as of the Award Date.
5.Compliance with Laws and Regulations. The issuance and transfer of Award Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Award Shares may be listed at the time of such issuance or transfer.
6.Terms and Conditions of Distribution. The Company shall distribute certificates (if applicable) for Award Shares as soon as practicable after the Award Date. If the Participant dies before the Company has distributed all Award Shares, the Company shall distribute certificates (if applicable) for the Award Shares to the beneficiary or beneficiaries the Participant designated, in the proportions the Participant specified. If the Participant failed to designate a beneficiary or beneficiaries, the Company shall distribute certificates (if applicable) for the Award Shares to the Participant’s estate. The Company shall distribute certificates (if applicable) for the Award Shares no later than six months after the Participant’s death.
Notwithstanding the foregoing, the Company shall not distribute the certificates for the Award Shares until the Participant has paid to the Company or an Affiliate the amount required to be withheld for federal, state or local taxes, if any.
7.Legend on Stock Certificates. The Company may require that certificates for Award Shares distributed to the Participant pursuant to the Agreement bear any legend that counsel to the Company believes is necessary or desirable to facilitate compliance with applicable securities laws.
8.Delivery of Certificates. Notwithstanding the provisions of Sections 4 and 6 of the Agreement, the Company is not required to issue or deliver any certificates for Award Shares before completing the steps necessary to comply with applicable federal and state securities laws (including any registration requirements) and applicable stock exchange rules and practices. The Company shall use commercially reasonable efforts to cause compliance with those laws, rules and practices.

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The Company shall not make any distribution of certificates before the first date the Award Shares may be distributed to the Participant without penalty or forfeiture under federal or state laws or regulations governing short swing trading of securities. In determining whether a distribution would result in such a penalty or forfeiture, the Administrator may rely upon information reasonably available to them or upon representations of the Participant’s legal or personal representative.
9.No Right to Employment or Service. Nothing in the Plan or the Agreement shall be construed as creating any right in the Participant to continued employment or service, or as altering or amending the existing terms and conditions of the Participant’s employment or service (other than with respect to the Award Shares).
10.Administration. The Administrator administers the Plan. The Participant’s rights under the Agreement are expressly subject to the terms and conditions of the Plan, including required stockholder approval thereof, and to any guidelines the Administrator adopts from time to time. The Participant hereby acknowledges receipt of a copy of the Plan.
11.Submission to Jurisdiction; WAIVER OF JURY TRIAL.
(a)Each party hereto hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the state or federal courts residing in the state of Florida, county of Hillsborough (the “Chosen Courts”) for any dispute, claim or controversy arising out of or relating to the Agreement or the negotiation, validity or performance of the Agreement or the transactions contemplated hereby (“Proceeding”), (ii) waives any objection to the laying of venue of any such Proceeding in the Chosen Courts and (iii) agrees not to plead or claim in any Chosen Court that such Proceeding brought therein has been brought in any inconvenient forum. Each party hereto hereby agrees not to commence any such Proceeding other than before a Chosen Court. Each party hereto agrees that a final, non-appealable judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment in any court of competent jurisdiction, or in any other manner provided by law. Each party hereto agrees that service of summons and complaint or any other process that might be served in any Proceeding hereunder may be made on such party by sending or delivering a copy of the process to such party to be served at the address of such party and in the manner provided for the giving of notices in Section 18 of the Agreement. Nothing in this Section 11(a), however, shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable law.
(b)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES (AND SHALL CAUSE ITS AFFILIATES TO IRREVOCABLY WAIVE) ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR BY THE TRANSACTIONS CONTEMPLATED HEREBY OR THE NEGOTIATION, VALIDITY OR PERFORMANCE HEREOF. EACH PARTY HERETO (i) CERTIFIES THAT NO OTHER PARTY HERETO OR ANY OF SUCH OTHER PARTY’S REPRESENTATIVES HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT SUCH PARTY AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(b).
12.Choice of Law. The Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice of law or conflict of laws rules, provisions or principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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13.Sole Agreement. The Award Shares are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms of the Agreement conflict with the terms of the Plan, the Plan shall control. The Agreement is the entire agreement between the parties to it relating to the subject matter hereof, and any and all prior oral and written representations relating to the subject matter hereof are merged in the Agreement. The Agreement may be amended only by written agreement between the Participant and the Company.
14.Counterparts. The parties may execute the Agreement in one or more counterparts, all of which together shall constitute but one Agreement.
15.Delivery by Facsimile or E-Mail. The Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (“.pdf”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of either party hereto or to any such agreement or instrument, the other party hereto or thereto shall re-execute original forms thereof and deliver them to the other party. No party hereto shall raise the use of a facsimile machine or electronic transmission in .pdf format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in .pdf format as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
16.Tax Consequences. The Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the acquisition, ownership and sale of the Award Shares and the transactions contemplated by the Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by the Agreement.
17.Waiver. Except as expressly provided herein, neither the Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing the Agreement and signed by the Company and Participant. Either party’s failure to enforce any provision of the Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of the Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to him, her or it.
18.Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day; (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications under the Agreement to the Company shall be sent to the Company’s headquarters, attention: Vice President of Compliance, and all communications under the Agreement to the Participant will be sent to his or her then current address on file in the Company’s payroll records, or to such other address as either such party may designate by 10 days’ advance written notice to the other party hereto.
19.Successors. The rights and obligations created under the Agreement shall, subject to the transfer restrictions contained herein and in the Plan, be binding on the Participant and his or her heirs and legal representatives and shall be binding on the successors and assigns of the Company.
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In Witness Whereof, the Company and the Participant have duly executed the Agreement as of the day and year first above written.
COMPANY:

Heritage Insurance Holdings, Inc.

Name:
Its:

PARTICIPANT:

                        [Name]

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